EXHIBIT 23.1

              CONSENT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS



Liuski International, Inc.
Atlanta, Georgia


We hereby consent to the incorporation by reference in this Registration Statement on Form S-8 of our reports dated March 1, 1996, relating to the consolidated financial statements and schedules of Liuski International, Inc. included in the Company's Annual Report on Form 10-K for the year ended December 31, 1995.



                                                             BDO Seidman, LLP

Atlanta, Georgia
May 21, 1996